Exhibit 17

EVERY STOCKHOLDER’S VOTE IS IMPORTANT EASY VOTING OPTIONS: Please detach at perforation before mailing. TORTOISE ENERGY INDEPENDENCE FUND, INC. JOINT SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 7, 2021 COMMON SHARES THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS.  The undersigned holder of common shares of Tortoise Energy Independence Fund, Inc. appoints P. Bradley Adams and Diane M. Bono, or either of them, each with power of substitution, to vote all shares that the undersigned is entitled to vote at the joint special meeting of stockholders of Tortoise Energy Independence Fund, Inc. to be held on April 7, 2021, at 10:00 a.m. Central Time, and at any adjournments thereof, as set forth on the reverse side of this card, and in their discretion upon any other business that may properly come before the meeting. VOTE VIA THE INTERNET:  www.proxy-direct.com VOTE VIA THE TELEPHONE:  1-800-337-3503 Change of Address – Please print new address below. NDP_31951_021221 PLEASE MARK, SIGN, DATE ON THE REVERSE SIDE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE. xxxxxxxxxxxxxx        code

EVERY STOCKHOLDER’S VOTE IS IMPORTANT Important Notice Regarding the Availability of Proxy Materials for the  Joint Special Meeting of Stockholders to be held on April 7, 2021. The Joint Proxy Statement/Prospectus for this meeting is available at: https://vote.proxyonline.com/TortoiseFunds/docs/2021spmtg.pdf IF YOU VOTE ON THE INTERNET OR BY TELEPHONE, YOU NEED NOT RETURN THIS PROXY CARD Please detach at perforation before mailing. This proxy, when properly executed, will be voted in the manner directed herein and, absent direction, will be voted “FOR” the proposal. TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS Example:       X   A     Proposal The Board of Directors recommend a vote FOR the proposal. 1. To consider and vote upon a proposal to approve the merger of NDP with and into TTP. 2. To consider and vote upon the transaction of any other business as may properly come before the Meeting,  including the adjournment or postponement thereof. B     Authorized Signatures ─ This section must be completed for your vote to be counted.─ Sign and Date Below Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it.  When shares are held jointly, each holder should sign.  When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy) ─ Please print date below Signature 1 ─ Please keep signature within the box Signature 2 ─ Please keep signature within the box Scanner bar code     xxxxxxxxxxxxxx                     NDP 31951                       xxxxxxxx

EVERY STOCKHOLDER’S VOTE IS IMPORTANT EASY VOTING OPTIONS: Please detach at perforation before mailing. TORTOISE PIPELINE & ENERGY FUND, INC.  JOINT SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 7, 2021 COMMON SHARES THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS.  The undersigned holder of common shares of Tortoise Pipeline & Energy Fund, Inc. appoints P. Bradley Adams and Diane M. Bono, or either of them, each with power of substitution, to vote all shares that the undersigned is entitled to vote at the joint special meeting of stockholders of Tortoise Pipeline & Energy Fund, Inc. to be held on April 7, 2021, at 10:00 a.m. Central Time, and at any adjournments thereof, as set forth on the reverse side of this card, and in their discretion upon any other business that may properly come before the meeting. VOTE VIA THE INTERNET:  www.proxy-direct.com VOTE VIA THE TELEPHONE:  1-800-337-3503 Change of Address – Please print new address below. TTP_31951_021621 PLEASE MARK, SIGN, DATE ON THE REVERSE SIDE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE. xxxxxxxxxxxxxx        code

EVERY STOCKHOLDER’S VOTE IS IMPORTANT Important Notice Regarding the Availability of Proxy Materials for the  Joint Special Meeting of Stockholders to be held on April 7, 2021. The Joint Proxy Statement/Prospectus for this meeting is available at: https://vote.proxyonline.com/TortoiseFunds/docs/2021spmtg.pdf IF YOU VOTE ON THE INTERNET OR BY TELEPHONE, YOU NEED NOT RETURN THIS PROXY CARD Please detach at perforation before mailing. This proxy, when properly executed, will be voted in the manner directed herein and, absent direction, will be voted “FOR” the proposal. TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS Example:       X    A     Proposal The Board of Directors recommend a vote FOR the proposal. 1. To consider and vote upon a proposal to approve the merger of NDP with and into TTP, including the issuance of additional shares of common stock of TTP in connection therewith. 2. To consider and vote upon the transaction of any other business as may properly come before the Meeting,  including the adjournment or postponement thereof. B     Authorized Signatures ─ This section must be completed for your vote to be counted.─ Sign and Date Below Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it.  When shares are held jointly, each holder should sign.  When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy) ─ Please print date below Signature 1 ─ Please keep signature within the box Signature 2 ─ Please keep signature within the box Scanner bar code

EVERY STOCKHOLDER’S VOTE IS IMPORTANT EASY VOTING OPTIONS: Please detach at perforation before mailing. TORTOISE PIPELINE & ENERGY FUND, INC.  JOINT SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 7, 2021 PREFERRED SHARES THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS.  The undersigned holder of preferred shares of Tortoise Pipeline & Energy Fund, Inc. appoints P. Bradley Adams and Diane M. Bono, or either of them, each with power of substitution, to vote all shares that the undersigned is entitled to vote at the joint special meeting of stockholders of Tortoise Pipeline & Energy Fund, Inc. to be held on April 7, 2021, at 10:00 a.m. Central Time, and at any adjournments thereof, as set forth on the reverse side of this card, and in their discretion upon any other business that may properly come before the meeting. VOTE VIA THE INTERNET:  www.proxy-direct.com VOTE VIA THE TELEPHONE:  1-800-337-3503 Change of Address – Please print new address below. TTP_31951_021621_Pref PLEASE MARK, SIGN, DATE ON THE REVERSE SIDE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE. xxxxxxxxxxxxxx        code

EVERY STOCKHOLDER’S VOTE IS IMPORTANT Important Notice Regarding the Availability of Proxy Materials for the  Joint Special Meeting of Stockholders to be held on April 7, 2021. The Joint Proxy Statement/Prospectus for this meeting is available at: https://vote.proxyonline.com/TortoiseFunds/docs/2021spmtg.pdf IF YOU VOTE ON THE INTERNET OR BY TELEPHONE, YOU NEED NOT RETURN THIS PROXY CARD Please detach at perforation before mailing. This proxy, when properly executed, will be voted in the manner directed herein and, absent direction, will be voted “FOR” the proposal. TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS Example:       X   A     Proposal The Board of Directors recommend a vote FOR the proposal. 1. To consider and vote upon a proposal to approve the merger of NDP with and into TTP, including the issuance of additional shares of common stock of TTP in connection therewith. 2. To consider and vote upon the transaction of any other business as may properly come before the Meeting,  including the adjournment or postponement thereof.  B     Authorized Signatures ─ This section must be completed for your vote to be counted.─ Sign and Date Below Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it.  When shares are held jointly, each holder should sign.  When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy) ─ Please print date below Signature 1 ─ Please keep signature within the box Signature 2 ─ Please keep signature within the box Scanner bar code     xxxxxxxxxxxxxx                     TTP 31951